Exhibit 10.56

Execution Copy

DATED January 1, 2011

(1)                          QIHOO 360 TECHNOLOGY COMPANY LIMITED

and

(2)                          SEQUOIA CAPITAL CHINA I, L.P.

(3)                          SEQUOIA CAPITAL CHINA PARTNERS FUND I, L.P.

(4)                          SEQUOIA CAPITAL CHINA PRINCIPALS FUND I, L.P.

(5)                          CDH NET TECHNOLOGY LIMITED

(6)                          GMO VENTUREPARTNERS INVESTMENT LIMITED PARTNERSHIP

(7)                          IDG TECHNOLOGY VENTURE INVESTMENT III, L.P.

(8)                          JOINWAY INVESTMENTS LIMITED

(9)                          MATRIX PARTNERS VII, L.P.

(10)                    WESTON & CO. VII LLC

(11)                    HIGHLAND CAPITAL PARTNERS VI LIMITED PARTNERSHIP

(12)                    HIGHLAND CAPITAL PARTNERS VI-B LIMITED PARTNERSHIP

(13)                    HIGHLAND ENTREPRENEURS’ FUND VI LIMITED PARTNERSHIP

(14)                    REDPOINT VENTURES III, L.P.

(15)                    REDPOINT ASSOCIATES III, LLC

(16)                    TRUSTBRIDGE PARTNERS III, L.P.

(17)                    ZERO2IPO CHINA FUND II, L.P.

(18)                    IDG TECHNOLOGY VENTURE INVESTMENT IV, LP

(19)                    CEYUAN VENTURES II, L.P.

(20)                    CEYUAN VENTURES ADVISORS FUND II, LLC

(21)                    CRP HOLDING LIMITED

ADHERENCE AND AMENDMENT TO

THE REGISTRATION RIGHTS AGREEMENT

Relating to

QIHOO 360 TECHNOLOGY COMPANY LIMITED

1

THIS AGREEMENT is made the 1st day of January, 2011

BETWEEN:

(1)	Qihoo 360 Technology Company Limited (formerly known as “Qihoo Technology Company Limited”), an exempted company incorporated under the laws of the Cayman Islands (the “Company”); and

(2)	Sequoia Capital China I, L.P., a limited partnership registered under the laws of the Cayman Islands (“Sequoia Capital”); and

(3)	Sequoia Capital China Partners Fund I, L.P., a limited partnership registered under the laws of the Cayman Islands (“Sequoia Partners”); and

(4)

Sequoia Capital China Principals Fund I, L.P., a limited partnership registered under the laws of the Cayman Islands (“Sequoia Principals”, together with Sequoia Capital and Sequoia Partners, “Sequoia”); and

(5)	CDH Net Technology Limited, a company incorporated under the laws of the British Virgin Islands (“CDH”); and

(6)	GMO Venture Partners Investment Limited Partnership, a limited partnership registered under the laws of Japan (“GMO”); and

(7)	IDG Technology Venture Investment III, LP (“IDG”), a limited partnership registered under the laws of the State of Delaware; and

(8)	Joinway Investments Limited (“Joinway”), an exempted company incorporated under the laws of the British Virgin Islands; and

(9)	Matrix Partners VII L.P. , a limited partnership organized and existing under the laws of the State of Delaware (“Matrix”); and

(10)	Weston & Co. VII LLC, a limited liability company organized and existing under the laws of the State of Delaware (“Weston”); and

(11)	Highland Capital Partners VI Limited Partnership, a limited partnership (“Highland VI”); and

(12)	Highland Capital Partners VI-B Limited Partnership, a limited partnership (“Highland VI-B”); and

(13)	Highland Entrepreneurs’ Fund VI Limited Partnership, a limited partnership (“HEF”, together with Highland VI and Highland VI-B, “Highland”);

(14)	Redpoint Ventures III, L.P. (“Redpoint Ventures”);

(15)	Redpoint Associates III, LLC (“Redpoint Associates”, together with Redpoint Ventures, “Redpoint”); and

(16)	Trustbridge Partners III, L.P. (“TBP”);

(17)	Zero2IPO China Fund II, L.P. (“Zero2IPO”, together with TBP, the “Existing Series C Investors”, a limited partnership registered under the laws of the Cayman Islands;

(18)	IDG Technology Venture Investment IV LP, a limited partnership registered under the laws of the State of Delaware (“IDG IV”);

(19)

Ceyuan Ventures II, L.P., an exempted limited partnership registered in the Cayman Islands with address at c/o M&C Corporate Services, Ugland House, P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies (“Ceyuan Ventures”);

(20)

Ceyuan Ventures Advisors Fund II, LLC, an exempted limited partnership registered in the Cayman Islands with address at c/o M&C Corporate Services, Ugland House, P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies (“Ceyuan Advisors”, together with Ceyuan Ventures, “Ceyuan”); and

(21)	CRP Holding Limited (“CRP”).

(each a “Party”, and collectively, the “Parties”).

RECITALS

A.                                           The Company is a company limited by shares incorporated under the laws of the Cayman Islands under the Companies Law.

B.                                             Pursuant to that certain Second Amended and Restated Registration Rights Agreement (the “Existing RRA”) dated January 8, 2010, the Company has agreed to grant registration rights with respect to the Registrable Securities (as defined therein).

C.                                             The Company, the Existing Series C Investors, IDG IV and certain other parties described therein entered into a Supplemental Subscription, Amendment and Adherence Agreement relating to the Company on January 1, 2011 (the “Supplemental Series C Subscription Agreement”) pursuant to which the Company agrees to purchase 156,631 Series A Preferred Shares from, and issue and allot 156,631 Series C Preferred Shares to, IDG IV.

D.                                            It is a requirement under the Supplemental Series C Subscription Agreement that the Parties enter into this Agreement on or prior to Completion thereof in order for IDG IV to take the benefit of certain rights and assume certain obligations under, and to amend, the Existing RRA.

NOW IT IS HEREBY AGREED as follows:

1.               In this Agreement, words and expressions defined in the Existing RRA shall, unless otherwise provided, bear the same meanings when used herein (including the Recitals), and all provisions of the Existing RRA required to give meaning or effect to the provisions of this Agreement shall (to that extent) be deemed to be incorporated herein.

2.               Subject as provided in Section 3, and with effect from Completion (see definition below):

2.1                                 IDG IV agrees to adhere to and be bound by all provisions of the Existing RRA in so far as they impose obligations on all parties thereto or on the Investors or the Holders or holders of Series C Preferred Shares thereunder.

2.2                                 Each of the Parties (other than IDG IV) agrees that IDG IV shall be entitled to the benefit of all rights given in the Existing RRA to all parties thereto, or to the Investors or the Holders or holders of Series C Preferred Shares thereunder.

2.3                                 With effect from Completion, IDG IV shall be and become a party in the Existing RRA in accordance with the foregoing provisions of this Section 2.

3.               The Parties agree that the Existing RRA shall be amended with effect from Completion as follows:

3.1                                 by adding the following to the parties at the end of “(30) Zero2IPO China Fund II, L.P. (“Zero2IPO”), a limited partnership registered under the laws of the Cayman Islands.” in the preamble thereto:

“(18)                     IDG Technology Venture Investment, a limited partnership registered under the laws of the State of Delaware (“IDG IV”);

(19)                           Ceyuan Ventures II, L.P., an exempted limited partnership registered in the Cayman Islands with address at c/o M&C Corporate Services, Ugland House, P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies (“Ceyuan Ventures”); and

(20)                           Ceyuan Ventures Advisors Fund II, LLC, an exempted limited partnership registered in the Cayman Islands with address at c/o M&C Corporate Services, Ugland House, P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies (“Ceyuan Advisors”, together with Ceyuan Ventures, “Ceyuan”).”

3.2                                 by the insertion of the following paragraphs at the end of Section 11.5 thereof:

“IDG Technology Venture Investment IV, L.P.

c/o IDG Capital Management (HK) Ltd.

Unit 1509,15/F The Centre

99, Queen’s Road

Central, Hong Kong

Attention: Mr. Simon Ho

Fax: (852) 25291619

Ceyuan Ventures II, L.P. or Ceyuan Ventures Advisors Fund II, LLC

M&C Corporate Services Limited

P.O. Box 309GT, Ugland House

Grand Cayman, Cayman Islands

With a copy to:

No. 35 Qin Lao Hutong, Dongcheng District

Beijing, 100009  P.R.C.

Tel: 86 10 84028800

Fax: 86 10 84020999

Attention: Mr. Yuan Ye

For the purposes of this Agreement, the term “Completion” shall have the meaning ascribed to such term under the Supplemental Series C Subscription Agreement.

4.               This Agreement shall be supplemental to the Existing RRA, and the Existing RRA, as amended hereby, shall remain in full force and effect.

5.               This Agreement shall be governed by and construed in accordance with the laws of the State of New York, United States of America, Without regard to the principles of conflicts of law thereof.

6.               Arbitration

(a)                                  Except as otherwise provided in this agreement, any dispute or claim arising out of or in connection with or relating to this agreement, or the breach, termination or invalidity hereof, shall be finally settled by arbitration at the Hong Kong International Arbitration Centre (the “HKIAC”) under the rules of the HKIAC (the “Rules”) as are in force at the date of the notice of arbitration commencing any such arbitration, but subject to the amendments made to the Rules by the rest of this section 6.  For the purpose of such arbitration, there shall be a board of arbitration (the “Board of Arbitration”) consisting of three arbitrators, the Company shall select one (1) member and the other Parties shall collectively select one (1) member and the third member shall be selected by mutual agreement of the other members, or if the other members fail to reach agreement on a third member within twenty (20) days after their selection, such third member shall thereafter be selected by the HKIAC upon application made to it by either side of the arbitration for such purpose.  The place of arbitration shall be in Hong Kong.  All arbitration proceedings shall be conducted in the English language.  The arbitrators shall decide any such dispute or claim strictly in accordance with the governing law specified in Section 5.  Judgment upon any arbitral award rendered hereunder may be entered in any court, and/or application may be made to any such court for a judicial acceptance of the award and/or an order of enforcement, as the case may be.

(b)                                 Each party shall cooperate in good faith to expedite (to the maximum extent practicable) the conduct of any arbitral proceedings commenced under this agreement.

(c)                                  Unless the Board of Arbitration shall determine or rule otherwise, the costs and expenses of the arbitration, including the fees of the arbitration, including the fees of the Board of Arbitration, shall be borne (i) by the losing party in the event an award is made in favor of a party to the arbitration or (ii) equally by each party to the dispute or claim in the event no award is made in favor of any party to the arbitration or awards of equal value for different claims are made in favor of different parties to the arbitration. Each party shall pay its own fees, disbursements and other charges of its counsel.

(d)                                 Any award made by the Board of Arbitration shall be final and binding on each of the parties that were parties to the dispute.  The parties expressly agree to waive the applicability of any laws and regulations that would otherwise give the right to appeal the decisions of the Board of Arbitration so that there shall be no appeal to any court of law from the award of the Board of Arbitration, and a party shall not challenge or resist the enforcement action taken by any other party in whose favor an award of the Board of Arbitration was given.

(e)                                  This Agreement and the rights and obligations of the parties shall remain in full force and effect pending the award in any arbitration proceeding hereunder.

7.               Unless the context otherwise requires, references to sections, subsections or schedules refer to sections, subsections or schedules of this Agreement.

8.               This Agreement may be executed in any number of documents or counterparts each in the like form, all of which taken together shall constitute one and the same document and any party may execute this Agreement by signing any one or more of such documents or counterparts.

IN WITNESS WHEREOF this Agreement has been executed by the parties or their duly authorised representatives on the day and year first above written.

EXECUTION PAGE

COMPANY

QIHOO 360 TECHNOLOGY COMPANY LIMITED

By:	/s/ Xiangdong Qi
Name: Xiangdong QI
Title:

INVESTORS

SEQUOIA CAPITAL CHINA I, L.P.

By:	Sequoia Capital China Management I, L.P., a Cayman Islands Exempted Limited Partnership, its General Partner

By:	SC China Holding Limited, a Cayman Islands Limited Liability Company, its General Partner

By:	/s/ Neil Shen

Name: Neil Shen

Title: Director

SEQUOIA CAPITAL CHINA PARTNERS FUND I, L.P.

By:	Sequoia Capital China Management I, L.P., a Cayman Islands Exempted Limited Partnership, its General Partner

By:	SC China Holding Limited, a Cayman Islands Limited Liability Company, its General Partner

By:	/s/ Neil Shen

Name: Neil Shen
Title: Director

SEQUOIA CAPITAL CHINA PRINCIPALS FUND I, L.P.

By:	Sequoia Capital China Management I, L.P., a Cayman Islands Exempted Limited Partnership, its General Partner

By:	SC China Holding Limited, a Cayman Islands Limited Liability Company, its General Partner

By:	/s/ Neil Shen

Name: Neil Shen

Title: Director

CDH NET TECHNOLOGY LIMITED

By:	/s/ Gongquan Wang

	Name:	Gongquan Wang
	Title:	Director

GMO VENTUREPARTNERS INVESTMENT LIMITED PARTNERSHIP

By:	/s/ Ryu Muramatsu

Name: Ryu Muramatsu

Title: General Partner

IDG TECHNOLOGY VENTURE INVESTMENT III, L.P.

By:	IDG Technology Venture Investment III, LLC, its General Partner

By:	/s/ Simon Ho

Name:
Title:

IDG TECHNOLOGY VENTURE INVESTMENT IV, L.P.

By:	IDG Technology Venture Investment IV, LLC, its General Partner

By:	/s/ Simon Ho

Name:
Title:

JOINWAY INVESTMENTS LIMITED

By:	/s/ Hu Huan

Name:
Title:

MATRIX PARTNERS VII, L.P.

By: Matrix VII Management Co. L.L.C.

By:	/s/ Tim Barrows

Name:
Title:

WESTON & CO. VII LLC

By:	Matrix Partners Management Services, L.P., Sole Manager

By:	Matrix Partners Management Services GP, LLC, its General Partner

By:	/s/ Tim Barrows

Name:
Title:

CRP HOLDING LIMITED

By:	/s/ Fan Bao

Name: Fan Bao
Title: CEO

HIGHLAND CAPITAL PARTNERS VI LIMITED PARTNERSHIP

By:	Highland Management Partners VI Limited Partnership, its General Partner

By:	Highland Management Partners VI, Inc., its General Partner

By:	/s/ Kathleen Barry

Name:
Title:

HIGHLAND CAPITAL PARTNERS VI-B LIMITED PARTNERSHIPB

By:	Highland Management Partners VI Limited

By:	Highland Management Partners VI, Inc., its General Partner

By:	/s/ Kathleen Barry

Name:
Title:

1

HIGHLAND ENTREPRENEURS’ FUND VI LIMITED PARTNERSHIP

By:	HEF VI Limited Partnership, its General Partner

By:	Highland Management Partners VI, Inc., its General Partner

By:	/s/ Kathleen Barry

Name:
Title:

2

REDPOINT VENTURES III, L.P.

By: Redpoint Ventures III, LLC, its General Partner

By:	/s/ John Walecka

Name: John Walecka
Title: Managing Director

REDPOINT ASSOCIATES III, LLC, as nominee:

By:	/s/ John Walecka

Name: John Walecka
Title: Managing Director

3

TRUSTBRIDGE PARTNERS III, L.P.

By:	TB PARTNERS GP3, L.P., its general partner

By:	TB PARTNERS GP LIMITED, its general partner

By:	/s/ Shujun Li

Name: Shujun Li

Title: Director

4

ZERO2IPO CHINA FUND II, L.P.

By:

By:	/s/ Danny Chung

Name: Mr. Danny Chung
Title: Managing Director

5

CEYUAN VENTURES II, L.P.

By: Ceyuan Ventures Management II, LLC

Its: General Partner

By:	/s/ Yuan Ye

Executive Managing Director

CEYUAN VENTURES ADVISORS FUND II, LLC

By:	/s/ Yuan Ye

Name:

Title:

6